UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 2, 2008

Champion Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168

(Commission File Number)	(IRS Employer Identification No.)

755 W. Big Beaver Rd., Suite 1000, Troy, Michigan	48084

(Address of Principal Executive Offices)	(Zip Code)

(248) 614-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 2, 2008, Champion Enterprises, Inc. issued a press release announcing that it has named Michael A. Volkema to its Board of Directors effective June 1, 2008. This press release is being furnished pursuant to Item 5.02 of Form 8-K. The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
Exhibits.

Exhibit
Number

99.1	Press Release dated June 2, 2008 announcing that Champion Enterprises, Inc. has named Michael A. Volkema to its Board of Directors effective June 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.
By:	/s/ ROGER K. SCHOLTEN
Roger K. Scholten,
Senior Vice President, General Counsel and Secretary

Date: June 2, 2008

Index to Exhibits

Exhibit No.	Description

99.1	Press Release dated June 2, 2008 announcing that Champion Enterprises, Inc. has named Michael A. Volkema to its Board of Directors effective June 1, 2008.